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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 17, 1997


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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
                   United States                                33-98546                             58-1051808
            ----------------------------              ------------------------                    --------------
 (State or Other Jurisdiction of Incorporation)       (Commission File Number)                    (IRS Employer
                                                                                                  Identification Number)


                             999 Peachtree Street
                              Atlanta, Georgia                                                      30309
                    -------------------------------------                                        ----------
                   (Address of Principal Executive Office)                                       (Zip Code)

Registrant's telephone number, including area code (404) 827-7350


                                         N/A
     ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of February 1997 was delivered to Certificateholders on March 17, 1997. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of February 1997 was delivered to Certificateholders on March 20, 1997.

Item 6.          Not Applicable.

Item 7.          Exhibits.

          The following are filed as Exhibits to this Report under Exhibits
20.1 and 20.2.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the March 17, 1997 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the March 20, 1997 Distribution Date.





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                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              FIRST UNION NATIONAL BANK
                                                OF GEORGIA



                                              By: /s/ James H. Gilbraith II
                                                 ----------------------------
                                                 Name: James H. Gilbraith II
                                                 Title: Vice President and
                                                        Managing Director




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                                EXHIBIT INDEX


Exhibit                           Description                                                                       Page
-------                           -----------                                                                       ----
Exhibit 20.1              First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement
                          for the March 17, 1996 Distribution Date.                                                    5

Exhibit 20.2              First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement
                          for the March 20, 1997 Distribution Date.                                                      14





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